EXHIBIT 99.1

Lakeland Bancorp Reports Third Quarter Results and Increases Cash Dividend by 7%

OAK RIDGE, N.J., Oct. 24, 2013 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported Net Income Available to Common Shareholders in the third quarter of 2013 of $6.6 million or $0.18 per diluted share compared to $5.5 million, or $0.20 per diluted share for the same period last year. Third quarter results included $744,000, or $0.02 per diluted share, in merger expenses relating to the acquisition of Somerset Hills Bancorp, which took place in the second quarter of 2013. Net Income Available to Common Shareholders for the first nine months of 2013 was $17.6 million or $0.54 per diluted share compared to $15.3 million, or $0.56 per diluted share for the same period last year. Excluding merger costs, Net Income Available to Common Shareholders was $19.8 million or $0.61 per diluted share for the first nine months of 2013.The Return on Average Assets for the nine months ended September 30, 2013 was 0.78%, the Return on Average Common Equity was 7.59% and the Return on Tangible Common Equity was 11.12%.

The Company declared a quarterly cash dividend of $0.075 per common share, an increase of 7% from the prior quarter, payable on November 15, 2013 to holders of record as of the close of business on November 5, 2013.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "Our solid third quarter results reflect the successful completion of the Somerset Hills merger, the continued stability in our net interest margin, and further improvement in asset quality. We are very pleased to be able to reward our shareholders with a 7% increase in the cash dividend. This is the fourth consecutive year of higher cash dividends and/or stock dividends."

Somerset Hills Bancorp Acquisition

As previously noted in the second quarter earnings release, the Company acquired Somerset Hills Bancorp ("Somerset Hills") on May 31, 2013. At the time of acquisition, Somerset Hills had $355.9 million in total assets, $10.4 million in investment securities, $246.4 million in loans (including $2.5 million in mortgages held for sale), and $311.8 million in deposits ($80.8 million in non-interest bearing demand deposits and $231.0 million in interest-bearing deposits) at fair value. Goodwill amounted to $23.3 million and Core Deposit Intangibles were $2.7 million. Accordingly, the Company's financial statements reflect the impact of the merger from the date of acquisition, which should be considered when comparing comparable periods for net income in the third quarter of 2013 and nine months ended September 30, 2013. Merger related costs totaled $744,000 and $2.8 million, respectively, for the third quarter of 2013 and first nine months of 2013.

Earnings

Net Interest Income

Net interest income for the third quarter of 2013 was $27.5 million, as compared to $23.7 million for the same period in 2012. Annualized Net Interest Margin ("NIM") continues to be stable. In the third quarter of 2013, NIM was 3.68%, which equaled the NIM for the second quarter of 2013, and was two basis points higher than 3.66% in the third quarter of 2012. The annualized yield on interest-earning assets declined 25 basis points to 4.00% in the third quarter of 2013 compared to 4.25% for the same period last year. The annualized cost of interest-bearing liabilities decreased 32 basis points from 0.74% in the third quarter of 2012 to 0.42% in the third quarter of 2013, reflecting the management of deposit and borrowing rates.

Year-to-date, net interest income at $76.6 million compared to the $71.3 million reported for the first nine months of 2012. Annualized Net Interest Margin at 3.69% compared to 3.70% for the same period last year. The Company's annualized yield on earning assets decreased from 4.34% for the first nine months of 2012, to 4.05% for the same period this year, while the cost of interest bearing liabilities decreased from 0.79% to 0.46%.

Noninterest Income

Noninterest income totaled $4.6 million for the third quarter of 2013, which equaled the total reported for the same period last year. Service charges on deposit accounts totaling $2.8 million were 3% higher than the total reported for the same period last year, while commissions and fees at $1.1 million were equivalent to last year's third quarter total.

Noninterest income, exclusive of gains on sales of investment securities, totaled $15.0 million for the first nine months of 2013, as compared to $13.2 million for the comparable period last year. Gains on investment securities totaled $506,000 for the first nine months of 2013 as compared to $273,000 for the first nine months of 2012. As previously reported in the second quarter of 2013, the Company acquired and extinguished Lakeland Bancorp Capital Trust I trust preferred securities having a notional value of $9.0 million, recording a $1.2 million gain on this transaction. Exclusive of this transaction and the gains on investment securities mentioned above, noninterest income for the first nine months of 2013 at $13.8 million was $591,000, or 4%, higher than the same period last year. Service charges on deposit accounts at $8.1 million and commission and fees at $3.5 million were 2% and 3% higher, respectively, than last year's total. Other income at $1.2 million increased by $358,000 primarily due to an increase in gains on sales of mortgage loans.

Noninterest Expense

Noninterest expense for the third quarter of 2013 was $20.4 million, as compared to $17.0 million for the same period last year. Included in non-interest expenses in the third quarter of 2013 were $744,000 in merger related expenses. Salary and benefit expense at $11.0 million increased by $1.4 million in the third quarter this year as compared to the same period last year. This increase was primarily due to increased salaries and benefit costs as a result of increased staffing levels from the six new Somerset Hills' branches, as well as the retention of some administrative personnel from the Somerset Hills acquisition. Occupancy, furniture and equipment expense at $3.6 million increased by $630,000, or 21%, primarily due increased costs at the six new branch locations acquired in the Somerset Hills acquisition, a new branch opening in the fourth quarter of 2012, as well as increases in service agreement and depreciation costs resulting from the updating of Lakeland Bank's computer systems. Legal expenses at $406,000 increased by $271,000 compared to the same period last year. In the third quarter of 2012, the Company recovered $150,000 of previously expensed legal fees. Other expenses at $3.0 million increased by 14% from the total reported in the same period last year. The efficiency ratio for the third quarter of 2013 was 60.0%.

For the first nine months of 2013, non-interest expenses, exclusive of $2.8 million in merger related expenses and $526,000 in prepayment fees on long-term debt, totaled $54.7 million, compared to $49.7 million in 2012. Salary and benefit costs at $31.1 million increased 9%, reflecting the increased staffing levels due to the Somerset Hills acquisition, while occupancy, furniture and equipment expenses at $10.4 million increased by $1.9 million, primarily for the same reasons outlined in the three month analysis, as well as expenses incurred in 2013 resulting from the opening of a new Training and Operations Center in mid-2012. Marketing expense at $1.4 million decreased by 13%, while other expenses at $8.0 million increased by 10%.

Financial Condition

At September 30, 2013, total assets were $3.30 billion, an increase of $380.6 million from December 31, 2012, or 13%. This includes Somerset Hills' assets of $355.9 million at the time of acquisition. Total loans were $2.43 billion, an increase of $281.5 million from $2.15 billion at year-end 2012. Somerset Hills' loans, including mortgages held for sale, totaled $246.4 million at the time of acquisition. In the third quarter of 2013, total loans decreased by $18.9 million, primarily in the commercial and industrial loan category. Total deposits were $2.71 billion, an increase of $337.5 million from December 31, 2012. Somerset Hills' deposits totaled $311.8 million at the time of acquisition. In the third quarter of 2013, total deposits increased by $35.6 million. Noninterest bearing demand deposits at $623.6 million increased by $22.7 million, or 4%, from June 30, 2013.

Asset Quality

In the third quarter of 2013, the Company continued to improve its asset quality metrics. Non-performing assets totaled $18.7 million (0.57% of total assets) at September 30, 2013 compared to $20.1 million (0.62% of total assets) at June 30, 2013, and $28.5 million (0.98% of total assets) at December 31, 2012. In the third quarter of 2013, the provision for loan and lease losses totaled $1.9 million, a decrease of $1.5 million, or 44%, from $3.4 million reported in the third quarter of 2012. On a year-to-date basis, the provision for loan and lease losses at $7.7 million was $4.1 million, or 35%, lower than last year's total. The Allowance for Loan and Lease Losses totaled $29.8 million at September 30, 2013 and represented 1.23% of total loans.  In the third quarter of 2013, the Company had net charge offs totaling $1.7 million. For the first nine months of 2013, the Company had net charge-offs of $6.8 million, or 0.40% of average loans, as compared to $11.5 million for the same period last year.

Capital

At September 30, 2013, stockholders' equity was $347.5 million and book value per common share was $9.70. As of September 30, 2013, the Company's leverage ratio was 8.84%. Tier I and total risk based capital ratios were 11.64% and 13.27%, respectively. The Tangible Common Equity ratio was 7.36%, an increase from 6.84% reported at December 31, 2012. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, competition and the failure to realize anticipated efficiencies and synergies of the merger between Lakeland Bancorp, Inc. and Somerset Hills Bancorp. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank

Lakeland Bancorp, the holding company for Lakeland Bank, has $3.3 billion in total assets with 52 offices spanning eight northern New Jersey counties: Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren. Lakeland Bank is the second largest commercial bank headquartered in the state and offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three Months Ended September 30,		Nine months Ended September 30,

	2013	2012	2013	2012
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 27,487	$ 23,655	$ 76,569	$ 71,349
Provision for Loan and Lease Losses	(1,879)	(3,350)	(7,656)	(11,783)
Noninterest Income (excluding investment securities gains/losses)	4,645	4,640	13,786	13,195
Gains on investment securities	--	--	506	273
Gain on debt extinguishment	--	--	1,197	--
Long-term debt prepayment fee	--	--	(526)	--
Merger related expenses	(744)	--	(2,827)	--
Noninterest Expense	(19,663)	(16,968)	(54,674)	(49,713)
Pretax Income	9,846	7,977	26,375	23,321
Tax Expense	(3,229)	(2,488)	(8,747)	(7,408)
Net Income	$ 6,617	$ 5,489	$ 17,628	$ 15,913
Dividends on Preferred Stock and Discount Accretion	--	--	--	(620)
Net Income Available to Common Stockholders	$ 6,617	$ 5,489	$ 17,628	$ 15,293

Basic Earnings Per Common Share	$ 0.18	$ 0.20	$ 0.54	$ 0.56
Diluted Earnings Per Common Share	$ 0.18	$ 0.20	$ 0.54	$ 0.56
Dividends per Common Share	$ 0.07	$ 0.06	$ 0.21	$ 0.18
Weighted Average Shares - Basic	35,512	27,550	32,223	26,998
Weighted Average Shares - Diluted	35,736	27,642	32,354	27,065

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.81%	0.77%	0.78%	0.75%
Annualized Return on Average Common Equity	7.64%	8.48%	7.59%	8.55%
Annualized Return on Average Tangible Common Equity (2)	11.39%	12.81%	11.12%	13.16%
Annualized Return on Interest Earning Assets	4.00%	4.25%	4.05%	4.34%
Annualized Cost of Interest Bearing Liabilities	0.42%	0.74%	0.46%	0.79%
Annualized Net Interest Spread	3.58%	3.51%	3.58%	3.55%
Annualized Net Interest Margin	3.68%	3.66%	3.69%	3.70%
Efficiency ratio (2)	59.98%	58.91%	59.85%	57.93%
Stockholders' equity to total assets			10.53%	9.71%
Book value per common share (1)			$ 9.70	$ 9.35
Tangible book value per common share (1) (2)			$ 6.55	$ 6.41
Tangible common equity to tangible assets (1) (2)			7.36%	6.87%

ASSET QUALITY RATIOS			9/30/2013	12/31/2012
Ratio of allowance for loan and lease losses to total loans			1.23%	1.35%
Non-performing loans to total loans			0.68%	1.30%
Non-performing assets to total assets			0.57%	0.98%
Annualized net charge-offs to average loans			0.40%	0.54%

SELECTED BALANCE SHEET DATA AT PERIOD-END			9/30/2013	12/31/2012
Loans and Leases			$ 2,428,750	$ 2,147,207
Allowance for Loan and Lease Losses			(29,757)	(28,931)
Investment Securities			521,229	496,017
Total Assets			3,299,300	2,918,703
Total Deposits			2,708,454	2,370,997
Short-Term Borrowings			110,525	117,289
Other Borrowings			117,548	136,548
Stockholders' Equity			347,525	280,867

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Nine Months Ended
	9/30/2013	9/30/2012	9/30/2013	9/30/2012
Loans and Leases, net	$ 2,435,658	$ 2,062,928	$ 2,279,972	$ 2,063,609
Investment Securities	506,263	501,862	484,146	508,254
Interest-Earning Assets	2,987,408	2,598,061	2,799,696	2,599,163
Total Assets	3,243,997	2,827,885	3,039,166	2,818,326
Non Interest-Bearing Demand Deposits	620,499	477,311	555,663	466,747
Savings Deposits	374,141	350,135	367,245	346,829
Interest-Bearing Transaction Accounts	1,403,227	1,169,953	1,305,173	1,149,501
Time Deposits	322,371	324,355	311,994	335,947
Total Deposits	2,720,238	2,321,754	2,540,075	2,299,024
Short-Term Borrowings	47,702	50,180	48,658	63,402
Other Borrowings	117,559	184,023	125,367	190,992
Total Interest-Bearing Liabilities	2,265,000	2,078,647	2,158,437	2,086,671
Stockholders' Equity	343,482	257,557	310,632	251,185
Common Stockholders' Equity	343,482	257,557	310,632	248,622

(1) Excludes preferred stock
(2) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$27,350	$24,929	$77,122	$75,659
Federal funds sold and interest bearing deposits with banks	27	17	57	29
Taxable investment securities and other	2,017	2,121	5,544	6,668
Tax exempt investment securities	461	428	1,331	1,371
TOTAL INTEREST INCOME	29,855	27,495	84,054	83,727
INTEREST EXPENSE
Deposits	1,518	2,026	4,740	6,421
Federal funds purchased and securities sold under agreements to repurchase	14	12	36	68
Other borrowings	836	1,802	2,709	5,889
TOTAL INTEREST EXPENSE	2,368	3,840	7,485	12,378
NET INTEREST INCOME	27,487	23,655	76,569	71,349
Provision for loan and lease losses	1,879	3,350	7,656	11,783
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	25,608	20,305	68,913	59,566
NONINTEREST INCOME
Service charges on deposit accounts	2,838	2,757	8,052	7,914
Commissions and fees	1,139	1,162	3,495	3,401
Gains on sales of investment securities	--	--	506	273
Gain on debt extinguishment	--	--	1,197	--
Income on bank owned life insurance	383	357	1,036	1,035
Other income	285	364	1,203	845
TOTAL NONINTEREST INCOME	4,645	4,640	15,489	13,468
NONINTEREST EXPENSE
Salaries and employee benefits	11,019	9,578	31,105	28,578
Net occupancy expense	2,060	1,807	5,921	5,131
Furniture and equipment	1,582	1,205	4,492	3,427
Stationery, supplies and postage	348	388	1,086	1,079
Marketing expense	715	718	1,438	1,646
FDIC insurance expense	436	519	1,505	1,620
Legal expense	406	135	934	880
Other real estate owned and other repossessed asset expense	(2)	13	15	89
Long-term debt prepayment fee	--	--	526	--
Merger related expenses	744	--	2,827	--
Core deposit intangible amortization	123	--	164	--
Other expenses	2,976	2,605	8,014	7,263
TOTAL NONINTEREST EXPENSE	20,407	16,968	58,027	49,713
INCOME BEFORE PROVISION FOR INCOME TAXES	9,846	7,977	26,375	23,321
Provision for income taxes	3,229	2,488	8,747	7,408
NET INCOME	$6,617	$5,489	$17,628	$15,913
Dividends on Preferred Stock and Discount Accretion	--	--	--	620
Net Income Available to Common Stockholders	$6,617	$5,489	$17,628	$15,293
EARNINGS PER COMMON SHARE
Basic	$0.18	$0.20	$0.54	$0.56
Diluted	$0.18	$0.20	$0.54	$0.56
DIVIDENDS PER COMMON SHARE	$0.07	$0.06	$0.21	$0.18

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

ASSETS	September 30, 2013	December 31, 2012
(dollars in thousands)	(unaudited)
Cash and due from banks	$130,035	$100,926
Federal funds sold and interest-bearing deposits due from banks	15,219	6,619
Total cash and cash equivalents	145,254	107,545

Investment securities available for sale, at fair value	418,562	393,710
Investment securities held to maturity; fair value of $96,196 in 2013 and $99,784 in 2012	96,702	96,925
Federal Home Loan Bank Stock, at cost	5,965	5,382
Loans held for sale	901	--
Loans:
Commercial, secured by real estate	1,398,435	1,171,409
Commercial, industrial and other	214,877	216,129
Leases	37,845	26,781
Residential mortgages	437,788	423,262
Consumer and home equity	339,805	309,626
Total loans	2,428,750	2,147,207
Net deferred costs	(1,066)	(364)
Allowance for loan and lease losses	(29,757)	(28,931)
Net loans	2,397,927	2,117,912
Premises and equipment, net	37,351	33,280
Accrued interest receivable	8,173	7,643
Goodwill	110,381	87,111
Other identifiable intangible assets	2,548	--
Bank owned life insurance	55,534	46,143
Other assets	20,002	23,052
TOTAL ASSETS	$3,299,300	$2,918,703

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$623,562	$498,066
Savings and interest-bearing transaction accounts	1,770,299	1,569,139
Time deposits under $100,000	190,996	188,278
Time deposits $100,000 and over	123,597	115,514
Total deposits	2,708,454	2,370,997
Federal funds purchased and securities sold under agreements to repurchase	110,525	117,289
Other borrowings	75,000	85,000
Subordinated debentures	42,548	51,548
Other liabilities	15,248	13,002
TOTAL LIABILITIES	2,951,775	2,637,836

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares; issued 35,823,147 shares at September 30, 2013 and 29,941,967 shares at December 31, 2012	362,549	303,794
Accumulated Deficit	(13,192)	(24,145)
Treasury shares, at cost, 0 shares at September 30, 2013 and 216,077 shares at December 31, 2012	--	(2,718)
Accumulated other comprehensive (loss) gain	(1,832)	3,936
TOTAL STOCKHOLDERS' EQUITY	347,525	280,867
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,299,300	$2,918,703

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
(dollars in thousands, except per share data)	Sept 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sept 30, 2012
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 27,487	$ 25,146	$ 23,936	$ 24,164	$ 23,655
Provision for Loan and Lease Losses	(1,879)	(2,594)	(3,183)	(3,124)	(3,350)
Noninterest Income (excluding investment securities gains)	4,645	4,595	4,546	4,661	4,640
Gains on investment securities	--	1	505	776	--
Gain on debt extinguishment	--	1,197	--	--	--
Long-term debt prepayment fee	--	--	(526)	(782)	--
Merger related expenses	(744)	(1,452)	(631)	--	--
Core deposit intangible amortization	(123)	(41)	--	--	--
Noninterest Expense, excluding long-term debt prepayment fee	(19,540)	(17,900)	(17,070)	(17,178)	(16,968)
Pretax Income	9,846	8,952	7,577	8,517	7,977
Tax Expense	(3,229)	(3,049)	(2,469)	(2,688)	(2,488)
Net Income Available to Common Stockholders	$ 6,617	$ 5,903	$ 5,108	$ 5,829	$ 5,489

Basic Earnings Per Common Share	$ 0.18	$ 0.19	$ 0.17	$ 0.20	$ 0.20
Diluted Earnings Per Common Share	$ 0.18	$ 0.19	$ 0.17	$ 0.20	$ 0.20
Dividends Per Common Share	$ 0.07	$ 0.07	$ 0.07	$ 0.07	$ 0.06
Weighted Average Shares - Basic	35,512	31,527	29,563	29,467	27,550
Weighted Average Shares - Diluted	35,736	31,618	29,625	29,566	27,642

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.81%	0.79%	0.72%	0.81%	0.77%
Annualized Return on Average Common Equity	7.64%	7.76%	7.33%	8.30%	8.48%
Annualized Return on Tangible Common Equity (1)	11.39%	11.31%	10.59%	12.06%	12.81%
Annualized Net Interest Margin	3.68%	3.68%	3.71%	3.67%	3.66%
Efficiency ratio (1)	59.98%	59.70%	59.85%	59.49%	58.91%
Common stockholders' equity to total assets	10.53%	10.46%	9.76%	9.62%	9.71%
Tangible common equity to tangible assets (1)	7.36%	7.24%	6.98%	6.84%	6.87%
Tier 1 risk-based ratio	11.64%	11.53%	11.60%	11.52%	12.24%
Total risk-based ratio	13.27%	12.78%	12.85%	12.77%	14.14%
Tier 1 leverage ratio	8.84%	9.43%	8.77%	8.62%	9.05%
Book value per common share	$ 9.70	$ 9.55	$ 9.51	$ 9.45	$ 9.35
Tangible book value per common share (1)	$ 6.55	$ 6.39	$ 6.59	$ 6.52	$ 6.41

(1) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
(dollars in thousands)	Sept 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sept 30, 2012
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,428,750	$ 2,447,644	$ 2,171,456	$ 2,147,207	$ 2,064,913
Allowance for Loan and Lease Losses	(29,757)	(29,626)	(29,623)	(28,931)	(28,669)
Investment Securities	521,229	500,204	472,479	496,017	521,294
Total Assets	3,299,300	3,262,411	2,907,969	2,918,703	2,859,647
Total Deposits	2,708,454	2,672,859	2,388,675	2,370,997	2,341,108
Short-Term Borrowings	110,525	116,627	94,315	117,289	54,581
Other Borrowings	117,548	117,548	126,548	136,548	172,322
Stockholders' Equity	347,525	341,109	283,877	280,867	277,544

Loans and Leases
Commercial real estate	$ 1,398,435	$ 1,394,698	$ 1,214,467	$ 1,171,409	$ 1,107,907
Commercial, industrial and other	214,877	234,022	211,078	216,129	201,308
Leases	37,845	33,330	28,190	26,781	26,548
Residential mortgages	437,788	445,584	412,006	423,262	419,685
Consumer and Home Equity	339,805	340,010	305,715	309,626	309,465
Total loans	$ 2,428,750	$ 2,447,644	$ 2,171,456	$ 2,147,207	$ 2,064,913

Deposits
Noninterest bearing	$ 623,562	$ 600,868	$ 521,045	$ 498,066	$ 485,256
Savings and interest-bearing transaction accounts	1,770,299	1,739,943	1,566,421	1,569,139	1,535,422
Time deposits under $100,000	190,996	194,666	184,356	188,278	196,939
Time deposits $100,000 and over	123,597	137,382	116,853	115,514	123,491
Total deposits	$ 2,708,454	$ 2,672,859	$ 2,388,675	$ 2,370,997	$ 2,341,108

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,435,658	$ 2,264,713	$ 2,136,254	$ 2,103,204	$ 2,062,928
Investment Securities	506,263	470,018	475,823	499,455	501,862
Interest-Earning Assets	2,987,408	2,765,229	2,642,662	2,642,185	2,598,061
Total Assets	3,243,997	3,001,360	2,868,011	2,876,470	2,827,885
Non Interest-Bearing Demand Deposits	620,499	542,976	502,214	497,906	477,311
Savings Deposits	374,141	369,703	357,709	350,557	350,135
Interest-Bearing Transaction Accounts	1,403,227	1,284,233	1,226,112	1,236,294	1,169,953
Time Deposits	322,371	311,230	302,159	309,724	324,355
Total Deposits	2,720,238	2,508,142	2,388,194	2,394,481	2,321,754
Short-Term Borrowings	47,702	48,652	49,641	48,441	50,180
Other Borrowings	117,559	125,268	133,449	139,996	184,023
Total Interest-Bearing Liabilities	2,265,000	2,139,086	2,069,069	2,085,011	2,078,647
Stockholders' Equity	343,482	304,950	282,796	279,422	257,557
Common Stockholders' Equity	343,482	304,950	282,796	279,422	257,557

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
(dollars in thousands)	Sept 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sept 30, 2012
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.45%	4.49%	4.63%	4.70%	4.81%
Taxable investment securities and other	1.87%	1.82%	1.70%	1.78%	1.96%
Tax-exempt securities	3.74%	3.67%	3.71%	3.86%	3.84%
Federal funds sold and interest-bearing cash accounts	0.24%	0.22%	0.17%	0.22%	0.20%
Total interest-earning assets	4.00%	4.04%	4.11%	4.14%	4.25%
Liabilities:
Savings accounts	0.05%	0.06%	0.07%	0.10%	0.10%
Interest-bearing transaction accounts	0.27%	0.30%	0.32%	0.36%	0.40%
Time deposits	0.64%	0.70%	0.81%	0.91%	0.94%
Borrowings	2.06%	2.13%	2.12%	2.43%	3.10%
Total interest-bearing liabilities	0.42%	0.47%	0.51%	0.59%	0.74%
Net interest spread (taxable equivalent basis)	3.58%	3.58%	3.60%	3.55%	3.51%
Annualized Net Interest Margin (taxable equivalent basis)	3.68%	3.68%	3.71%	3.67%	3.66%
Annualized Cost of Deposits	0.22%	0.25%	0.28%	0.32%	0.35%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 29,626	$ 29,623	$ 28,931	$ 28,669	$ 28,543
Provision for loan losses	1,879	2,594	3,183	3,124	3,350
Net Charge-offs	(1,748)	(2,591)	(2,491)	(2,862)	(3,224)
Balance at end of period	$ 29,757	$ 29,626	$ 29,623	$ 28,931	$ 28,669

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 749	$ 1,778	$ 1,350	$ 1,945	$ 1,420
Commercial, industrial and other	367	450	147	35	258
Leases	21	42	24	264	291
Home equity and consumer	494	196	406	289	334
Real estate - mortgage	117	125	564	329	921
Net charge-offs	$ 1,748	$ 2,591	$ 2,491	$ 2,862	$ 3,224

Nonperforming Assets
Commercial real estate	$ 7,506	$ 9,209	$ 12,522	$ 14,542	$ 14,211
Commercial, industrial and other	184	797	1,203	1,476	1,533
Leases	--	--	--	32	294
Home equity and consumer	2,819	2,921	2,838	3,197	3,104
Real estate - mortgage	5,996	6,840	8,481	8,733	9,235
Total non-accruing loans	16,505	19,767	25,044	27,980	28,377
Property acquired through foreclosure or repossession	2,154	337	715	529	775
Total non-performing assets	$ 18,659	$ 20,104	$ 25,759	$ 28,509	$ 29,152

Loans past due 90 days or more	$ 2,484	$ 1,620	$ 1,752	$ 1,437	$ 1,828
Loans restructured and still accruing	$ 13,241	$ 12,538	$ 9,012	$ 7,336	$ 10,937

Ratio of allowance for loan and lease losses to total loans	1.23%	1.21%	1.36%	1.35%	1.39%
Non-performing loans to total loans	0.68%	0.81%	1.15%	1.30%	1.37%
Non-performing assets to total assets	0.57%	0.62%	0.89%	0.98%	1.02%
Annualized net charge-offs to average loans	0.29%	0.46%	0.47%	0.54%	0.63%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the Quarter Ended,
(dollars in thousands, except per share amounts)	Sept 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sept 30, 2012
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 347,525	$ 341,109	$ 283,877	$ 280,867	$ 277,544
Less:
Goodwill	110,381	110,381	87,111	87,111	87,111
Other identifiable intangible assets, net	2,548	2,671	--	--	--
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 234,596	$ 228,057	$ 196,766	$ 193,756	$ 190,433

Shares outstanding at end of period	35,823	35,701	29,859	29,726	29,691

Book value per share - GAAP	$ 9.70	$ 9.55	$ 9.51	$ 9.45	$ 9.35

Tangible book value per share - Non-GAAP	$ 6.55	$ 6.39	$ 6.59	$ 6.52	$ 6.41

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 234,596	$ 228,057	$ 196,766	$ 193,756	$ 190,433

Total assets at end of period	$ 3,299,300	$ 3,262,411	$ 2,907,969	$ 2,918,703	$ 2,859,647
Less:
Goodwill	110,381	110,381	87,111	87,111	87,111
Other identifiable intangible assets, net	2,548	2,671	--	--	--
Total tangible assets at end of period - Non-GAAP	$ 3,186,371	$ 3,149,359	$ 2,820,858	$ 2,831,592	$ 2,772,536

Common equity to assets - GAAP	10.53%	10.46%	9.76%	9.62%	9.71%

Tangible common equity to tangible assets - Non-GAAP	7.36%	7.24%	6.98%	6.84%	6.87%

Calculation of return on average tangible common equity
Net income - GAAP	$ 6,617	$ 5,903	$ 5,108	$ 5,829	$ 5,489

Total average common stockholders' equity	343,482	304,950	282,796	279,422	257,557
Less:
Average goodwill	110,381	94,783	87,111	87,111	87,111
Average other identifiable intangible assets, net	2,624	894	--	--	--
Total average tangible common stockholders' equity - Non - GAAP	$ 230,477	$ 209,273	$ 195,685	$ 192,311	$ 170,446

Return on average common stockholders' equity - GAAP	7.64%	7.76%	7.33%	8.30%	8.48%

Return on average tangible common stockholders' equity - Non-GAAP	11.39%	11.31%	10.59%	12.06%	12.81%

Calculation of efficiency ratio
Total non-interest expense	$ 20,407	$ 19,393	$ 18,227	$ 17,960	$ 16,968
Less:
Amortization of core deposit intangibles	(123)	(41)	--	--	--
Other real estate owned and other repossessed asset (expense) income	2	2	(19)	(10)	(13)
Long-term debt prepayment fee	--	--	(526)	(782)	--
Merger related expenses	(744)	(1,452)	(631)	--	--
Provision for unfunded lending commitments, net	(121)	(6)	135	124	(150)
Non-interest expense, as adjusted	$ 19,421	$ 17,896	$ 17,186	$ 17,292	$ 16,805

Net interest income	$ 27,487	$ 25,146	$ 23,936	$ 24,164	$ 23,655
Total noninterest income	4,645	5,793	5,051	5,437	4,640
Total revenue	32,132	30,939	28,987	29,601	28,295
Plus: Tax-equivalent adjustment on municipal securities	248	237	232	242	230
Less:
Gains on debt extinguishment	--	(1,197)	--	--	--
Gains on sales investment securities	--	(1)	(505)	(776)	--
Total revenue, as adjusted	$ 32,380	$ 29,978	$ 28,714	$ 29,067	$ 28,525

Efficiency ratio - Non-GAAP	59.98%	59.70%	59.85%	59.49%	58.91%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Nine Months Ended,
(dollars in thousands, except per share amounts)	September 30 2013	September 30 2012
Calculation of return on average tangible common equity
Net income - GAAP	$ 17,628	$ 15,913

Total average common stockholders' equity	$ 310,632	$ 248,622
Less:
Average goodwill	97,510	87,111
Average other identifiable intangible assets, net	1,182	--
Total average tangible common stockholders' equity - Non GAAP	$ 211,940	$ 161,511

Return on average common stockholders' equity - GAAP	7.59%	8.55%

Return on average tangible common stockholders' equity - Non-GAAP	11.12%	13.16%

Calculation of efficiency ratio
Total non-interest expense	$ 58,027	$ 49,713
Less:
Amortization of core deposit intangibles	(164)	--
Other real estate owned and other repossessed asset expense	(15)	(89)
Long-term debt prepayment fee	(526)	--
Merger related expenses	(2,827)	--
Provision for unfunded lending commitments	8	(217)
Non-interest expense, as adjusted	$ 54,503	$ 49,407

Net interest income	$ 76,569	$ 71,349
Noninterest income	15,489	13,468
Total revenue	92,058	84,817
Plus: Tax-equivalent adjustment on municipal securities	717	738
Less:
Gains on investment securities	(506)	(273)
Gains on extinguishment of debt	(1,197)	--
Total revenue, as adjusted	$ 91,072	$ 85,282

Efficiency ratio - Non - GAAP	59.85%	57.93%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000